Exhibit 24.1

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 1993 Nonemployee Directors Stock Option Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia
L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of May, 2002.



                              /s/ GEORGE A. ALCORN
                                  George A. Alcorn

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 1993 Nonemployee Directors Stock Option Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia
L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 2Oth day of May, 2002.



                              /s/EDWARD RANDALL, III
                                 Edward Randall, III

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 1993 Nonemployee Directors Stock Option Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia
L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of May, 2002.



                              /s/EDMUND P. SEGNER, III
                                 Edmund P. Segner, III

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 1993 Nonemployee Directors Stock Option Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia
L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of May, 2002.



                              /s/DONALD F. TEXTOR
                                 Donald F. Textor

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 1993 Nonemployee Directors Stock Option Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia
L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of May, 2002.



                              /s/FRANK G. WISNER
                                 Frank G. Wisner

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 1993 Nonemployee Directors Stock Option Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia
L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of May, 2002.



                              /s/ CHARLES R. CRISP
                                  Charles R. Crisp